MUNDER CASH INVESTMENT FUND

Class A, B, C, K & Y Shares

MUNDER TAX-FREE MONEY MARKET FUND

Class A, K & Y Shares

INSTITUTIONAL MONEY MARKET FUND

Comerica Class K & Y Shares

LIQUIDITY MONEY MARKET FUND

(“MONEY MARKET FUNDS”)

Supplement Dated October 3, 2008

To Prospectuses Dated October 31, 2007

Participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds

The Board of Trustees of the Money Market Funds has approved the participation of the Money Market Funds in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds (“Program”). Under the Program, the Treasury Department will guarantee shareholders in the Money Market Funds that they will receive $1 for each Money Market Fund share held by them as of the close of business on September 19, 2008, in the event that a Money Market Fund (in which they were invested as of September 19, 2008) liquidates and the per share value at the time of liquidation is less than $1 per share. Shares acquired by investors after September 19, 2008 generally are not available for protection under the Program. The Program will be in effect until December 18, 2008. Additional information regarding the Program is available on the U.S. Department of Treasury’s website at www.ustreas.gov.

Participation in the Program until December 18, 2008 requires a payment to the U.S. Department of Treasury in the amount of 0.01% of the net asset value of each Money Market Fund as of September 19, 2008. This expense will be borne by the Funds without regard to any voluntary expense limitation currently in effect for the Funds. The Secretary of the Treasury may extend the Program beyond its initial three-month term through the close of business on September 19, 2009. If the Program is extended and the Money Market Funds have not yet liquidated, the Funds will consider whether to continue to participate in the Program.

Disclosure of Portfolio Holdings

Each of the Cash Investment Fund, the Tax-Free Money Market Fund and the Institutional Money Market Fund currently discloses its full portfolio holdings information as of the end of a calendar month not earlier than 30 days after the end of such month. In light of recent market conditions, each of the Money Market Funds intends to disclose its full portfolio holdings information as of the end of a calendar month earlier than 30 days after the end of such month. The Funds’ holdings will be posted on the Munder Funds website at www.munder.com.

In the prospectuses for the Cash Investment Fund, the Tax-Free Money Market Fund and the Institutional Money Market Fund, the first sentence under the heading “Publication of Portfolio Holdings” is hereby replaced with the following. In the prospectus for the Liquidity Money Market Fund, the following disclosure is added.

The Fund publishes a complete list of its portfolio holdings as of the end of each calendar month on the Munder Funds website (www.munder.com).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE